To the Stockholders of Arrhythmia Research Technology, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. on Friday, May 11, 2007. The Annual Meeting will begin at 10:00 a.m. local time at the Chocksett Inn, 59 Laurelwood Road, Sterling, Massachusetts.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the enclosed Proxy Statement carefully. Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We appreciate your continued support of and interest in Arrhythmia Research Technology, Inc. and are working hard to build a company that we are all proud to own.

We look forward to seeing you in Sterling on May 11, 2007.

Very truly yours,

By:   /s/ E.P. Marinos
      E. P. Marinos
Chairman of the Board

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
25 Sawyer Passway
Fitchburg, MA 01420

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held Friday, May 11, 2007

TO THE STOCKHOLDERS OF ARRHYTHMIA RESEARCH TECHNOLOGY, INC.:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc., a Delaware corporation (the ”Company”), will be held at the Chocksett Inn, 59 Laurelwood Road, Sterling, Massachusetts, on Friday, May 11, 2007, at 10:00 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

1.	To elect one Class III director to hold office for three years and until his successor is duly elected and qualified.

2.	To approve the amendment of the Arrhythmia Research Technology, Inc. 2001 Stock Option Plan to increase the number of shares of common stock available by 200,000 shares.

3.	To ratify the appointment of Carlin, Charron & Rosen LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007.

4.	To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Only stockholders of record of the Company at the close of business on April 2, 2007 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

/s/ E.P. Marinos
E. P. Marinos
Secretary

Fitchburg, Massachusetts
April 11, 2007

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why did you send me this proxy statement?
What proposals will be addressed at the annual meeting?
Who may vote on these proposals?
How many votes do I have?
Why would the annual meeting be postponed?
How do I vote by proxy?
How do I vote in person?
May I revoke my proxy?
What vote is required to approve each proposal?
Are there any dissenters’ rights of appraisal?
Who bears the cost of soliciting proxies?
Where are ART’s principal executive offices?
How can I obtain additional information about ART?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CHANGES IN INDEPENDENT REGISTERED ACCOUNTING FIRM

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1
PROPOSAL 2
PROPOSAL 3

ADDITIONAL INFORMATION

APPENDIX I: Proxy Card

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held May 11, 2007

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Arrhythmia Research Technology, Inc., a Delaware corporation (“ART” or the “Company”), for use at the Annual Meeting of ART stockholders to be held at the Chocksett Inn, 59 Laurelwood Road, Sterling, Massachusetts, on Friday, May 11, 2007 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	The election of the nominee for Class III director identified below to serve for three years;

2.	The approval of the amendment of the Arrhythmia Research Technology, Inc. 2001 Stock Option Plan to increase the number of shares of common stock available by 200,000 shares;

3.	The ratification of the appointment of Carlin, Charron & Rosen LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007; and

4.	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Our Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 11, 2007 to all stockholders of the Company. Stockholders who owned shares of ART voting stock at the close of business on April 2, 2007 (the “Record Date”) are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, the Company had 2,711,680 shares of issued and outstanding common stock, par value $0.01 per share (“Common Stock”).

HOW MANY VOTES DO I HAVE?

Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on May 11, 2007. The presence in person or by proxy of a majority of the voting power of outstanding shares of capital stock of the Company as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR the nominee for Class III director identified below;

2.	FOR approval of the amendment of the 2001 Stock Option Plan to increase the shares of common stock available by 200,000 shares; and

3.	FOR the ratification of the appointment of Carlin, Charron & Rosen LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person on May 11, 2007, or at a later date if the meeting is adjourned or postponed to a later date, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.
You may notify ART in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect the director nominee. A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.

Proposal 2: Approval of the amendment of the 2001 Stock Option Plan to increase the shares of common stock available by 200,000 shares.

The approval of Proposal 2, the amendment of the 2001 Stock Option Plan to increase the shares of common stock available by 200,000 shares requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Proposal 3: Ratification of independent registered public accounting firm.

The approval of Proposal 3, the ratification of the appointment of our independent registered public accounting firm, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Certificate of Incorporation or the By-Laws of ART provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

ART will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE ART'S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of ART are located at 25 Sawyer Passway, Fitchburg, Massachusetts and our telephone number is (978) 345-5000.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT ART?

Copies of the Company’s 2006 Annual Report on Form 10-KSB are being sent to all stockholders along with this proxy statement. Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-KSB will be provided upon written request and payment of an appropriate fee. All written requests should be directed to Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, Massachusetts 01420.

ART is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which requires that ART file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including ART, that file electronically with the SEC. The SEC's website address is http://www.sec.gov. In addition, ART's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549; and at the SEC's regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners of at Least Five Percent of our Common Stock

The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (1)	Percent of Class (1)
Chambers Medical Foundation	276,268 (2)	10.2%
Edwin K. Hunter, Trustee 1807 Lake Street Lake Charles, LA 70601

HealthInvest Global Long/Short Fund	247,250(3)	9.3%
c/o HealthInvest Partners AB Arsenalsgatan 4 SE-111 47 Stockholm Sweden

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them. In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised.

(2)	Based on information included in a Schedule 13D/A filed with the SEC on March 9, 2007 and a Form 4 filed with the SEC on April 5, 2007 by the Chambers Medical Foundation.
(3)

Based on information included in a Schedule 13G/A filed with the SEC by HealthInvest Global Long/Short Fund on February 12, 2007, pursuant to which it reported that HealthInvest Partners AB is the investment advisor and control person of the Fund.

Security Ownership of Directors and Executive Officers

The following table shows, as of the Record Date, the securities owned by each director and nominee, the Named Executive Officers as defined below, and by all of the present executive officers and directors as a group.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class(1)
Julius Tabin, Ph.D.	116,824(2)	4.3%
Paul F. Walter, M.D.	72,055(2)	2.7%
E. P. Marinos	59,448(2)	2.2%
Jason Chambers	38,549(3)(5)	1.4%
James E. Rouse	23,000	*%
David A. Garrison	23,000(4)	*%
All Executive Officers and Directors as a Group (6 Persons)	332,876	12.0%

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them. In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised. The address of all persons listed above is c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

(2)	Includes 10,000 shares issuable upon exercise of options.
(3)	Excludes options to acquire 10,000 shares which are not exercisable.
(4)	Represents 23,000 shares issuable upon exercise of options; excludes options to acquire 10,000 shares which are not exercisable.
(5)
Includes 35,216 shares held in the EBC Charitable Remainder Trust, for which Mr. Chambers serves as trustee and as to which an immediate family member is beneficiary. Mr. Chambers disclaims beneficial ownership of the shares held by the EBC Charitable Remainder Trust.

Interest of Directors and Executive Officers in the Matters to be Acted Upon

Dr. Paul F. Walter has been nominated for re-election as a Class III director and therefore has an interest in the outcome of Proposal 1.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the American Stock Exchange. Officers, directors, and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish ART with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to ART during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2006, except that due to a typographical error The Chambers Medical Foundation inadvertently misreported one sale of 10 shares and due to an inadvertent reporting error from a brokerage firm Dr. Tabin incorrectly reported one 2004 transaction which he corrected in April of 2006.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title
E. P. Marinos	65	Chairman of the Board (1)
James E. Rouse	52	President, Chief Executive Officer and Director
David A. Garrison	38	Executive Vice President of Finance and Chief Financial Officer
Jason Chambers	29	Director (1)
Julius Tabin, Ph.D.	87	Director (1)
Paul F. Walter, M.D.	70	Director (1)
___________________________

(1)	E. P. Marinos, Dr. Julius Tabin and Jason Chambers serve as members of the audit committee and, together with Dr. Paul F. Walter, serve as independent directors.

Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

E. P. Marinos. Mr. Marinos has served as a director of the Company since 1994. Mr. Marinos has been Chief Executive Officer of AMT/EPM Associates, a consulting company, since June 1, 2001. Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT), an interstate pipeline company, from June 1997 until June 2001. He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT's parent company, in June 1999 and President and Chief Executive Officer of Kansas Pipeline Co. in December 1999, a subsidiary of MRS, and held those positions until MRS was sold in June 2001. From March 1995 until June 1997, he was President and Chief Executive Officer of the Company. He is a graduate of Wayne State University (B.S. in Finance and Accounting, 1964) and a member of the AICPA. Mr. Marinos serves as Chairman of the Company's Board of Directors and Audit Committee.

James E. Rouse. Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002 after serving in the capacity of President and Chief Operating Officer since October of 2001. Previously he had served as Vice President and General Manager of the Company from December 2000 to October 2001. Mr. Rouse has also served as President, Chief Executive Officer and Chief Operating Officer of the Company’s subsidiary, Micron Products, since December 2000, Vice President and General Manager from July 2000 to December 2000 and Plant Operations Manager from December 1996 to July 2000. Prior to joining Micron Products Mr. Rouse held the position of Operations Manager from December 1995 to December 1996 for Jarvis Surgical, Inc., a manufacturer of medical devices. He served in positions of Biomedical Product Manager and Director of Quality Assurance during his employment at KomTeK, Inc., a subsidiary of Kervick Enterprises, Inc., a manufacturer of close tolerance forgings and investment castings, from 1983 to 1995. He is a graduate of the University of Massachusetts (Amherst) (B.A. Political Science, 1977) and Worcester Polytechnic Institute, School of Industrial Management (1997).

David A. Garrison. Mr. Garrison was appointed Executive Vice President of Finance of the Company in December 2004 and has served as Chief Financial Officer since November 2002. He joined the Company as Corporate Controller in September of 2002 after nine years as Controller and Chief Financial Officer of H & R 1871, Inc., a privately held manufacturer of single-barrel shotguns. He is a graduate of Miami University (B.S. in Finance, 1990) and Boston University (Masters in Business Administration, 2001).

Jason R. Chambers. Mr. Chambers has served as a director of the Company since April 2006. Mr. Chambers has served as Chief Executive Officer of Life Water, LLC d/b/a Mountain Brook Water, a water bottling and distribution company, from June 14, 2002 to the present, and from August 2001 to the present has served as a consultant assisting The Chambers Medical Foundation, a private foundation, in assessing medical grant applications. The Foundation beneficially owns approximately 10.8% of the Company’s outstanding common stock. In addition, Mr. Chambers served from July 2004 through December 2004 as Vice-President of Startbank Advisory Services, a middle market financial services company. Since 1999, Mr. Chambers has served as the President of Golden Blends, Inc., a wine distributor. Mr. Chambers holds a Bachelor of Science from Vanderbilt University School of Engineering and a Masters of Business Administration degree from Owen Graduate School of Management, Vanderbilt University with a concentration in finance and marketing. Mr. Chambers is also a Dana-Farber Cancer Institute Hematologic Oncology visiting committee member and a board member and treasurer of Global Health Action, a non-profit organization focused on providing health professionals with leadership, management and project planning training.

Julius Tabin, Ph.D. Dr. Tabin has served as a director of the Company since its founding in 1982. Prior to his retirement in June 2006, Dr. Tabin was a partner in the law firm of Fitch, Even, Tabin & Flannery. His practice focuses on client counseling, litigation, and licensing in the areas of patents, trademarks, copyrights, trade secrets, related contract, and antitrust law. He is a graduate of the University of Chicago (B.S., 1940; Ph.D. Physics, 1946) and Harvard Law School (LL.B., 1949).

Paul F. Walter, M.D. Dr. Walter has served as a director of the Company since its founding in 1982. Dr. Walter is an electrophysiologist and Professor of Medicine at Emory University where he has served on the faculty since 1980. He specializes in cardiology and internal medicine with a focus on arrhythmias, cardiovascular disease and the electrophysiology lab. He is a 1961 graduate of the University of Nebraska College of Medicine with graduate studies at the University of Michigan.

No director is related to any other director or executive officer of the Company or its subsidiaries, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

Each executive officer of ART is appointed by the Board of Directors and holds his office(s) at the pleasure and discretion of the Board.

There are no material proceedings to which any director, director nominee, executive officer or affiliate of ART, any owner of record or beneficial interest of more than five percent of any class of voting securities of ART, or any associate of any such director, officer, affiliate or security holder is a party adverse to ART or any of its subsidiaries or has a material interest adverse to ART or any of its subsidiaries.

No director, director nominee, officer or affiliate of ART, owner of record or beneficial interest of more than five percent of any class of voting securities of ART has, to the Company’s knowledge, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

The Board of Directors

The Board of Directors oversees the business affairs of ART and monitors the performance of management. Pursuant to the ART By-Laws, the Board of Directors has established that the Board of Directors shall consist of no less than two and no more than six members. Currently the number of seats on the Board is five. The Company’s By-Laws further provide that the Board of Directors be divided in three classes serving staggered three year terms with each class to be as nearly equal in number as possible. See Proposal 1.

Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2006. There were 14 formal Board meetings in person or by teleconference during 2006. During 2006, all directors attended at least 75% of the meetings of our Board and Board committees on which they served. Directors are strongly encouraged to attend the Annual Meeting, and all of the Company’s directors in office at that time attended the 2006 Annual Meeting. Independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Committees of the Board of Directors

The Board of Directors has established the following standing committees, namely, an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating and Corporate Governance Committee, and a Succession Committee.

Audit Committee. The Audit Committee assists the Board of Directors in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes. The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm. During the fiscal year 2006, the Audit Committee held 7 formal meetings. Its current members are Mr. E.P. Marinos (Chairman), Dr. Julius Tabin, and Mr. Jason Chambers. The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the American Stock Exchange, and that Mr. E.P. Marinos also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC. The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee. The current Audit Committee Charter is available on the Company’s web site, namely, http://www.arthrt.com/corporategovernance.

Compensation Committee. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and recommend senior executive compensation and to administer the Company’s employee benefit plans, including the Stock Option Plan and Stock Award Plan. Its current members are Dr. Paul F. Walter (Chairman), Mr. E.P. Marinos and Dr. Julius Tabin. During the fiscal year 2006, the Compensation Committee held 7 formal meetings. The Compensation Committee does not currently have a charter.

Executive Committee. The Executive Committee is composed of three members: Mr. E. P. Marinos, Mr. James E. Rouse and Dr. Julius Tabin. The principal functions of the Executive Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors. The Executive Committee held 1 formal meeting in 2006.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is presently composed of three members of the board: Dr. Julius Tabin (Chairman), Mr. E.P. Marinos, and Dr. Paul F. Walter, each of whom is an independent director as independence is defined by the rules and regulations of the American Stock Exchange. The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its committees, and develops and maintains a set of corporate governance guidelines. The Nominating and Corporate Governance Committee reviews these guidelines regularly and recommends changes as necessary or appropriate. During the fiscal year 2006, the Committee did not hold a formal meeting. The current Nominating and Corporate Governance Committee Charter is available on the Company’s website, http://www.arthrt.com/corporategovernance.

Succession Committee. The Succession Committee is composed of five members: Mr. E.P. Marinos, Mr. James E. Rouse, Dr. Julius Tabin, Dr. Paul F. Walter, and Mr. Jason Chambers. The Succession Committee assists the Board in monitoring the preparation and adequacy of succession plans for executive officer positions. During the fiscal year 2006, the Committee did not hold any formal meetings.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers. A copy of the Code can be found on the Company’s website at http://www.arthrt.com/codeofethics.html. The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Proxy Statement with respect to the Audit Committee Report and charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm, Carlin, Charron & Rosen LLP, the Company’s audited consolidated financial statements for the year ended December 31, 2006 and discussed all material accounting issues.

Management has the primary responsibility for the Company’s financial statements and the Company’s accounting, auditing and financial reporting processes. The Audit Committee appoints the accounting firm to be retained as independent external auditors to audit the Company’s financial statements, and once retained, the accounting firm reports directly to the Audit Committee. The Audit Committee is responsible for approving both audit and non-audit services to be provided by the independent external auditors. The Audit Committee is not providing any expert or special assurance as to the Company’s financial statements. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s financial statements with accounting principles generally accepted in the United States. The Audit Committee is not providing any professional certification as to the independent registered public accounting firm’s work product.

The Audit Committee’s review and discussion with the Company’s independent registered public accounting firm included matters requiring discussion pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). Among the matters to be communicated to the Audit Committee are: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (iv) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements in addition to discussing the adequacy and effectiveness of the accounting and financial controls (including our system to monitor and manage business risk) and legal and ethical compliance programs. The Audit Committee further discussed with Carlin, Charron & Rosen LLP, matters relating to its independence, and has received the written disclosures and letter from it required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements for the year ended December 31, 2006 in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the SEC.

By the members of the Audit Committee:
Mr. E.P. Marinos, Chairman
Dr. Julius Tabin
Mr. Jason Chambers

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm. Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis. Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service. The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee. Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled meeting.

Nominees to the Board of Directors

Dr. Paul F. Walter is the Board of Director’s nominee for re-election as Class III director to the Board of Directors. See “Information about Directors and Executive Officers” above for information relative to his business experience.

The Company’s Nominating and Corporate Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below. The Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Security holders who want to recommend to the Committee a candidate for director may do so by submitting to the Company’s Secretary in writing biographical information about the candidate, a description of the candidate’s qualifications and the candidate’s consent to the recommendation. If the candidate is to be considered for nomination at the next annual meeting of stockholders, the submission must be received by the date and in accordance with the procedures described under “Stockholder Proposals and Submissions.”

The Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments. The Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Communicating with the Board

The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company. Each Board member is willing to accept correspondence. Communications from stockholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s corporate office, care of the Secretary. Electronic submissions of security holder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company. The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the Commission, to the appropriate Board member. Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2006 and 2005, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2006, the Company's Chief Executive Officer and the Company's most highly compensated executive officers serving as such as of December 31, 2006 whose compensation was in excess of $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
James E. Rouse (3)	2006	187,100	--	--	2,000	29,750	--	--	218,850
President and CEO	2005	175,000	--	--	50,000	--	--	--	225,000

David A.Garrison (4)	2006	125,000	--	--	3,300	21,250	--	--	149,550
EVP and CFO	2005	125,000	--	--	37,000	--	--	--	162,000
__________________________

(1)
Represents share-based compensation expense incurred for the year ended December 31, 2006, as well as prior fiscal years, computed in accordance with SFAS 123R. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions related to the calculation of the valuation, see Footnote 11 to the Consolidated Financial Statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-KSB captioned “Stock Options”.

(2)	The amounts shown in this column reflect payments made under the 2006 annual performance-based incentive plan.
(3)	Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002. He served as President and Chief Operating Officer of the Company from October 2001 to October 2002.
(4)	Garrison was appointed as Executive Vice President of Finance of the Company in December 2004, and has served as Chief Financial Officer of the Company since November 2002.

Narrative Disclosure to Summary Compensation Table

Incentive Compensation Program. The Company’s 2006 incentive plan is designed to provide an incentive for employees to achieve and surpass targeted performance goals. All of the Company’s regular full time, non-union salaried employees, including the executive officers, participate in this plan. The annual bonus amount for each participant is based on one or more Company-wide performance measures. The cash bonuses payable under the program are determined as a percentage of a participant’s annual base salary ranging from 3% to 17.5% for staff, managers and vice-president/manager personnel and ranging from 15% to 20% for executive officers. The Compensation Committee normally establishes the target level for performance-based cash incentive compensation based on the Company’s internal budget targets, which are reviewed and approved by the Board. The factors that the Compensation Committee considers in establishing the performance target include the aggressiveness of the budget target, the revenue and earnings growth included in the budget target as compared to the prior year, and any significant strategic initiatives that may impact the budget target. This is usually done through discussions with the Company’s senior executives and with the Board. Upon completion of the fiscal year, the Compensation Committee assesses the performance of the Company based on the performance measures that it established for that year and approves the funding level of the cash incentive plan. For 2006 bonus levels for executive officers were based on a percentage of base salary assuming targeted budgeted operating profit levels were met or exceeded. The amounts paid in 2006 and 2007 to the Named Executive Officers under the 2006 incentive plan are reflected in the Summary Compensation Table under the column entitled, “Non-Equity Incentive Plan Compensation.”

Employment Agreements. The Company entered into an Executive Employment Agreement as of December 4, 2006 with James E. Rouse, the Company’s President and Chief Executive Officer, for the five year period commencing as of October 4, 2006. The agreement replaces the prior five year employment agreement originally expiring October 4, 2006 and, as amended, extended to December 4, 2006. Under the terms of the agreement, Mr. Rouse is to receive an annual base salary commencing as of October 5, 2006 of $230,000 subject to annual review and modification by the Board upon the recommendation of the Compensation Committee subject to minimum increases of $10,000 as of October 5, 2007 and 2008.

The Company entered into an Executive Employment Agreement as of February 14, 2007, with David A. Garrison, the Company’s Executive Vice President and Chief Financial Officer, for the five year period commencing as of January 1, 2007. Under the terms of the agreement, Mr. Garrison is to receive an annual base salary commencing as of January 1, 2007 of $150,000.

Mr. Rouse and Mr. Garrison are entitled to participate in bonus compensation and employee benefits plans as the Company may institute from time to time in the discretion of the Compensation Committee, upon the approval of the Board of Directors. The Executive Employment Agreements provide confidentiality, non-competition and non-solicitation restrictions following termination of employment. In the event the Company terminates either Mr. Rouse or Mr. Garrison’s employment agreement without “cause” or the executive terminates the agreement for “good reason” as such terms are defined in the agreements, the Company will be required to pay the greater of the executive’s then current annual base compensation for the remaining period of employment as in effect immediately prior to such termination or his then current annual base compensation for twenty-four months and will provide certain medical benefits for up to 24 months. In the event of a “change of control,” including merger, consolidation, a sale of all or substantially all of the Company's assets or a sale or transfer of the Company's voting securities resulting in a change in the ownership of a majority of the Company's voting securities, the Company may terminate the executive’s employment, in which event he is entitled to the greater of his current base compensation up to the date of termination or his base compensation for a period of 24 months, as well as 18 months of medical and dental benefits.

Outstanding Equity Awards at 2006 Fiscal Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

David A. Garrison	8,000	--	--	9.86	12/19/2011	--	--	--	--
	15,000	10,000(1)	--	4.85	7/31/2009	--	--	--	--

(1) Options to acquire 5,000 shares vest on each of July 31, 2007 and July 31, 2008.

Director Compensation in 2006

For fiscal year 2006 each non-employee director receives cash compensation of $3,000 per quarter and an annual fee of $1,000 per committee membership. Additionally, the chairpersons of the audit and compensation committees receive an annual fee of $4,000 and each non-employee director receives $1,000 cash for each meeting (including committee meetings) attended in person and $500 for each meeting (including committee meetings) attended by telephone. During fiscal year 2006, our current directors who were serving in such capacity in 2006 received the following fees:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Mr. E.P. Marinos	$36,500	--	--	--	--	--	$36,500
Dr. Julius Tabin	32,000	--	--	--	--	--	32,000
Dr. Paul F. Walter, M.D.	31,500	--	--	--	--	--	31,500
Mr. Jason R. Chambers	17,625	--	5,600	--	--	--	23,225
__________________________

(1)	James Rouse, President and CEO, serves as a director without any additional compensation.
(2)	Includes amounts earned from the annual retainer, board meeting fees, committee meeting fees and chairperson fees.
(3)
Amounts included in the “Option Awards” column reflect the aggregate dollar amount recognized for financial statement reporting purposes for 2006 with respect to stock options to purchase 10,000 shares of common stock granted to Mr. Chambers on August 4, 2006. The aggregate dollar amount was determined in accordance with FAS 123R, but without regard to any estimate of forfeitures related to service-based vesting. See Note 11 to the Consolidated Financial Statements contained in the 2006 Annual Report on Form 10-KSB captioned “Stock Options” for an explanation of the assumptions made by the Company in the valuation of these awards.

Compensation Committee Procedures

The following information relating to the Compensation Committee is not soliciting materials and as such is not deemed filed with the SEC nor incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s employee benefit plans including the Stock Option Plan and Stock Award Plan. In 2006, the Committee was comprised of Dr. Paul F. Walter, Chairman, Dr. Julius Tabin, and Mr. E.P. Marinos, each of whom is an independent director.

The Compensation Committee works with management to develop relationships between pay levels, financial performance and returns to stockholders, in order to align our compensation structure with our organizational objectives. By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company’s employees and executives. All decisions of the Committee relating to compensation of the President and Chief Executive Officer and other Named Executive Officers are reviewed and approved by the other non-employee Directors.

The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to stockholders. The principal objectives of these policies are: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards based on each person’s individual performance and the Company’s overall financial performance and growth during the prior year by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. In accordance with this authority, for fiscal year 2006, the Compensation Committee engaged Delves Group as independent outside compensation consultant. Delves provided data on competitive pay levels for executive officers and directors. It also advised the Compensation Committee on matters related to CEO, other executive officer and directors compensation matters including current compensation trends and structural compensation issues relating to the future hiring and growth. The consultant was engaged by, and reported directly to, the Compensation Committee.

Base Salary. Base salaries are intended to provide economic security for executive officers at a level sufficient to attract and retain talent. Initial salary levels are set based on the executive officer’s experience and performance, pay levels for similar positions and negotiations with individual named executive officers. Thereafter, the Compensation Committee considers increases to base salaries each year based on its subjective assessment of our overall performance over the preceding year, internal factors involving the executive's experience, individual performance, and changes in responsibilities and equity issues relating to pay for other Company executives, as well as external factors involving competitive positioning, overall corporate performance, and general economic conditions. No specific formula is applied to determine the weight of each factor which may vary from one named executive officer to another.

Incentive Compensation Program. The Company’s annual cash incentive plan is designed to provide an incentive for employees to achieve and surpass targeted performance goals. All of the Company’s regular full time, salaried employees, including the executive officers, participate in this plan. The annual bonus amount for each participant is based on one or more Company-wide performance measures. The Compensation Committee normally establishes the target level for performance-based cash incentive compensation based on the Company’s internal budget targets, which are reviewed and approved by the Board. The factors that the Compensation Committee considers in establishing the performance target include the aggressiveness of the budget target, the revenue and earnings growth included in the budget target as compared to the prior year, and any significant strategic initiatives that may impact the budget target. This is usually done through discussions with the Company’s senior executives and with the Board. Upon completion of the fiscal year, the Compensation Committee assesses the performance of the Company based on the performance measures that it established for that year and approves the funding level of the cash incentive plan.

Long-Term Incentive Compensation. The Company also grants stock options and other equity incentives under its Stock Option and Stock Award Plans in order to link compensation to the Company's long-term growth and performance and to increase stockholder value. The Committee has broad discretion to establish the terms of such grants to eligible employees of the Company and its subsidiaries. It grants awards to designated employees upon commencement of employment or following a significant change in an employee's responsibility or title based in part on the recommendation of the Company’s executive officers. Awards are based on guidelines relating to the employee's position in the Company that are set by the Committee, as well as the employee's current performance and anticipated future contributions. The Committee also considers the amount and terms of stock options and stock awards previously granted to the employees and executive officers. The Committee individually evaluates these factors with respect to the employees and each executive officer and then the Committee reaches a consensus on the appropriate award. There were no grants of stock options or other equity incentives to executive officers in 2006.

Compensation of President and Chief Executive Officer. James E. Rouse was named President and Chief Executive Officer of the Company in October 2002 and served pursuant to a five-year employment agreement through October 4, 2006 at an annual rate of compensation of $175,000. Based on advice received from the consulting firm engaged by the Compensation Committee as to competitive salaries for senior executive officers at similar public companies and on negotiations with Mr. Rouse, a new five-year employment agreement was negotiated and implemented providing annual compensation of $230,000 per year commencing as of October 5, 2006. A discussion of other terms and conditions of the employment agreement are set forth elsewhere herein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following paragraphs set forth the reportable transactions in the last fiscal year between ART and its executive officers, directors or affiliates. See “Compensation of Directors and Executive Officers”, “Narrative to Summary Compensation Table”, and “Employment Agreements” for descriptions of the terms of the employment agreement between ART and the Company’s President and “Director Compensation in 2006” for a description of terms of compensation arrangements with our directors.

Transactions with Management and Others

To date, all transactions between the Company and its officers, directors or their affiliates have been approved or ratified by a majority of the directors who did not have an interest in, and who were not employed by the Company at the time of, such transaction. The Company’s Audit Committee reviews and oversees transactions between the Company and its executive officers and directors.

Dr. Tabin, a Director and stockholder of the Company, is a partner of a law firm that represents the Company with respect to patent and other intellectual property law matters. Fees for services and patent costs paid to this firm were approximately $2,200 and $7,800 for fiscal years ended 2006, and 2005, respectively.

CHANGES IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On February 3, 2006, BDO Seidman, LLP (“BDO”) resigned as the Company’s independent registered public accounting firm. On that same date, the Audit Committee of the Company’s Board of Directors recommended and approved the engagement of Carlin, Charron & Rosen, LLP to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2005 and to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006.

The reports of BDO on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2004 and December 31, 2003, and through February 3, 2006, there were no (1) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDOs satisfaction, would have caused BDO to make reference thereto in its report on the financial statements for such years, or (2) reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B. A letter from BDO is attached to the Company’s Current Report on Form 8-K/A filed with the Commission on February 13, 2006 as Exhibit 16.1, indicating its agreement with the statements herein.

In deciding to select Carlin, Charron & Rosen, LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Carlin, Charron & Rosen, LLP and concluded that Carlin, Charron & Rosen, LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2005.

During the two fiscal years ended December 31, 2004 and December 31, 2003, and through February 3, 2006, the Company did not consult with Carlin, Charron & Rosen, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s By-Laws provide that the number of directors, as determined from time to time, shall not be less than two or more than six. The By-Laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board of Directors currently consists of five seats, namely, James E. Rouse and Jason Chambers (Class I with term expiring at the 2008 Annual Meeting); E. P. Marinos and Julius Tabin (Class II with terms expiring at the 2009 Annual Meeting) and Paul F. Walter (Class III with term expiring at the 2007 Annual Meeting).

The Board of Directors, based on the recommendation of the Nominating Committee, has concluded that the nomination and re-election of Dr. Paul F. Walter as a Class III director is in the best interest of the Company and recommends stockholder approval of the re-election of Dr. Walter for a three-year term (expiring at the 2010 Annual Meeting) and until his successor has been duly elected and shall qualify.

The remaining directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Dr. Walter, and the other ART directors can be found under “Information About Directors and Executive Officers.”

The persons named in the proxy will vote FOR the nominee, except where authority has been withheld as to the particular nominee.

The nominee for director receiving a plurality of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as director. The nominee has consented to being named in this Proxy Statement and to serve his term if elected. As of the date of this Proxy Statement, the Board is not aware that the nominee is unable or will decline to serve as a director. If the nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of the Company.

The Board recommends that stockholders vote FOR the nominee for election to the Board of Directors of the Company.

PROPOSAL 2

APPROVAL OF THE AMENDMENT OF THE 2001 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE BY 200,000 SHARES

General

On April 9, 2007, the Company’s Board of Directors approved an amendment to the Arrhythmia Research Technology, Inc. 2001 Stock Option Plan (the “Plan”) upon the recommendation of the Compensation Committee. The amendment increases the authorized number of shares of common stock that may be issued pursuant to the Plan by 200,000 shares. In the event the amendment is approved by stockholders, there will be an aggregate of 230,000 shares available for issuance under the Plan.

The Plan was adopted by the Board of Directors on March 21, 2001, reserving 200,000 shares of common stock for the issuance of incentive stock options to employees and non-statutory stock options to employees, non-employee directors and consultants. Stockholders approved the Plan on October 5, 2001. To date, options to acquire 170,000 shares of common stock have been issued, leaving only 30,000 shares of common stock available for issuance upon exercise of future options granted under the Plan. The Board of Directors believes that stock options have been and will continue to be an important compensation element in attracting, motivating and retaining key employees and that the increase in authorized shares is necessary to permit future awards under the Plan.

The Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).

The Plan is administered by the Company’s Compensation Committee. Subject to the provisions of the Plan, the Committee has the authority to determine (i) which persons eligible under the Plan will be granted options (each a “Participant”); (ii) when and how the options will be granted; (iii) whether the options will be incentive stock options, non-statutory stock options, or a combination of the foregoing; (iv) the number of shares involved; (v) the exercise or purchase price; (vi) the type and duration of transfer or other restrictions; and (vii) any other terms of an option.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2006, with respect to our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	93,000(1)	$ 9.05	140,000(2)
Equity compensation plans not approved by security holders	--	--	--
Total	93,000(1)	$ 9.05	140,000(2)
(1) Excludes 20,000 shares not vested at December 31, 2006.
(2) Includes 40,000 shares available under the 2001 Stock Option Plan and 100,000 shares available under the 2005 Stock Award Plan.

In May 2005 stockholders approved our 2005 Stock Award Plan (the “2005 Plan”) reserving 100,000 shares of common stock for the issuance of stock awards to employees, directors and consultants. The 2005 Plan authorizes the issuance of bonus stock, restricted stock, deferred stock or other stock-based awards. Additionally, in December 2003 we adopted the 2003 Stock Bonus Plan to provide a one-time award of 3,000 shares in partial payment of cash bonuses for salaried and hourly employees. The 2003 Stock Bonus Plan expired on December 31, 2003 in accordance with its terms.

Shares Subject to the Plan

Pursuant to the Plan, the aggregate number of shares of common stock that may be issued is currently 30,000 shares, subject to adjustment to prevent the dilution of rights from stock dividends, stock splits, recapitalization or similar transactions. Shareholders are being requested to approve the proposed amendment of the Plan to increase the authorized shares by 200,000. If the amendment is approved by stockholders, an aggregate of 230,000 shares will be available under the Plan for future issuances. Shares issuable under the Plan shall be authorized but unissued shares of common stock or shares of common stock reacquired by the Company in any manner.

Awards under the Plan

The Plan permits the granting of incentive stock options meeting the requirements of Section 422 of the Code and “non-qualified options” that do not meet such requirements.

The exercise price per share of each incentive stock option granted under the Plan will be not less than the fair market value of the common stock on the date of the grant of the option. Options may not be granted to an employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of the common stock on the date of grant. The aggregate fair market value (determined at the time the option is granted) of the common stock for which any employee may have incentive stock options vest in any calendar year may not exceed $100,000. Options granted under the Plan will vest (become exercisable) either initially or in periodic installments as determined by the Committee. No option will be exercisable after the expiration of six years from the date it was granted.

The duration of an Option shall be within the sole discretion of the Compensation Committee but no more than six years after the date the Option is granted. During the Participant’s lifetime, an incentive stock option will be exercisable only by the Participant and will not be transferable except by will or by the laws of descent and distribution. A non-statutory stock option may be transferred upon such terms and conditions as the Committee may determine in its sole discretion. The Participant may designate a third party who, in the event of the death of the Participant, will be entitled to exercise the vested options, but only within the period ending on the earlier of (i) twelve months following the date of death and (ii) the expiration of the term of the option in the option agreement.

Termination of Employment

In the event a Participant is terminated as an employee, director or consultant (other than by death, disability or retirement), the Participant may exercise his or her vested options only within the period of time ending on the earlier of (i) sixty days after termination or such period of time set forth in the option agreement or (ii) expiration of the option’s term. In the event a Participant’s status as an employee, director or consultant terminates as a result of disability, the Participant’s vested options must be exercised within the period ending on the earlier of (i) twelve months following the date of death and (ii) the expiration of the term of the option in the option agreement

Federal Tax Consequences

The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality. The federal income tax consequences arising with respect to options granted under the Plan will depend on the type of the option. The following provides only a general description of the application of federal income tax laws to options granted under the Plan.

Incentive Stock Options. A Participant is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of the Company or its subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the option. If the Participant satisfies both the employment rule and the holding rule, for regular tax purposes the Participant will not realize income upon exercise of the option and the Company will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant’s death. If the Participant meets the employment rule but fails to observe the holding rule, a disqualifying disposition, the Participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the option price. In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the Participant.

Nonqualified Stock Options. Under present regulations, a Participant who is granted a nonqualified stock option will not realize taxable income at the time the option is granted. In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The Participant’s basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

Different consequences will apply for a Participant subject to the alternative minimum tax.

Historical Awards and New Plan Benefits

The following table sets forth information with respect to stock option grants to the executive officers named in the Summary Compensation Table and the specified groups set forth below pursuant to the Plan as of March 31, 2007.

Name and Principal Position	Options Granted
James E. Rouse President and Chief Executive Officer	40,000
David A. Garrison Executive Vice President and Chief Financial Officer	33,000
All executive officers as a group (2 persons)	73,000
All non-executive directors as a group (4 persons)	40,000
Each associate of the above-mentioned executive officers and directors	--
Each other person who received or is to receive 5% of such awards	--
All employees (other than executive officers) as a group (97 persons)	57,000
It is not possible to predict the individuals who will receive future options under the Plan or the number of shares of common stock covered by any future option because awards of stock options are wholly within the discretion of the Compensation Committee. The last reported sales price of the common stock underlying the Plan on March 30, 2007 was $26.22.

Termination or Amendment of the Plan

The Plan authorizes the Board of Directors to discontinue, suspend or amend the Plan, except that no amendment, suspension or termination of the Plan or amendment of a stock option by the Board of Directors may alter or impair a grantee’s rights under a stock option previously granted without the grantee’s written consent. The Plan will terminate on March 20, 2011 except as to options outstanding on that date.

Recommendation and Vote

The Board seeks stockholder approval of the amendment of the Plan as required by the Plan and to satisfy certain other legal requirements, including requirements of the American Stock Exchange. In addition, the Board regards stockholder approval of the Plan as desirable and consistent with good corporate governance practices.

To be approved, this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board recommends that stockholders vote FOR the proposal to amend the Arrhythmia Research Technology, Inc. 2001 Stock Option Plan to increase the authorized shares of common stock available by 200,000 shares.

PROPOSAL 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has concluded that the continued engagement of Carlin, Charron & Rosen LLP (“CCR”) as our independent registered public accounting firm is in the best interests of ART. CCR has served as the Company’s registered public accounting firm since February 2006.

The stockholders of the Company are being asked to ratify this appointment. The Company has been informed that neither CCR nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of CCR is expected to be present at the Annual Meeting, to make a statement if so desired, and to respond to any appropriate questions.

The Audit Committee, prior to recommending the appointment of CCR in connection with the audit for the fiscal year ended December 31, 2006 and its reappointment for the fiscal year ended December 31, 2007, considered the qualifications of that firm, including its performance previously, its reputation for integrity, competence in the fields of accounting and auditing and its independence.

Fees earned by CCR for services rendered in connection with the fiscal years ended December 31, 2006 and 2005 are set forth below. All fees earned by our independent registered public accounting firm were pre-approved by the Audit Committee.

	2006	2005
Audit fees	$87,600	$68,000
Audit-related fees	--	--
Tax fees	30,100	12,000
All other fees	--	--

Fees earned by BDO Seidman for services rendered in connection with the fiscal year ended December 31, 2005 are set forth below. All fees paid to such firm were pre-approved by the Audit Committee.

2005
Audit fees	$54,500
Audit-related fees	--
Tax fees	--
All other fees	--

Audit Fees

Audit Fees for 2006 and 2005 consist of fees for the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s quarterly reports, and audit services provided in connection with other statutory or regulatory requirements and amounted to $87,600 and $122,500, respectively.

Audit-Related Fees

There were no Audit-Related Fees for 2006 and 2005.

Tax Fees

Tax Fees for 2006 and 2005 consist of tax service fees for compliance work, as well as tax planning and tax advice and amounted to $ 30,100 and $12,000, respectively, all of which was approved by the Audit Committee of the Board of Directors.

All Other Fees

There were no Other Fees for 2006 and 2005.

Recommendation and Vote

To be approved, Proposal 3 requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board recommends that stockholders vote FOR the ratification of the appointment of Carlin, Charron & Rosen LLP, together with any successor firm, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007.

ADDITIONAL INFORMATION

Stockholder Proposals and Submissions

Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company's proxy statement consistent with the Company’s By-Laws and the regulations of the SEC. Should a stockholder intend to present a proposal at the 2008 Annual Meeting and have that proposal included in the Company's proxy statement, it must be received by the Secretary of the Company c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420 not later than January 5, 2008 and must comply with all of the requirements of Rule 14a-8 under the Exchange Act in order to be included in the Company's Proxy Statement and proxy card relating to that meeting.

Stockholders of the Company may nominate candidates for election to the Board of Directors and submit other matters for consideration at the Company's annual meeting by providing written notice to the Company not later than 90 days in advance of the annual meeting, unless the annual meeting is held on a date other than the second Tuesday of May, in which case the stockholder notice must be given within ten days after the first public disclosure of the scheduled date of the annual meeting. Nominations for elections of directors to take place at a special meeting are required to be received by the close of business on the seventh day following the date on which notice of such meeting is given to stockholders. In the case of director nominations, the notice must contain the stockholder's and nominee's name and address, a representation that the stockholder is a holder of record of the Company entitled to vote at the meeting and intends to appear at the meeting (in person or by proxy) to nominate the nominee, a description of any arrangements or understanding between the stockholder and the nominee, the consent of the nominee to serve if so elected and such other information as would be required by the rules of the SEC to be included in a proxy statement.

Notices of other business must contain a brief description of the business to be brought before the meeting, the stockholder's name and address, a representation as to stockholder status and intent to appear at the meeting to propose the business, and a description of any material interest of the stockholder in the matter.

A copy of the relevant By-Law provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive offices of the Company.

No Incorporation by Reference

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the filing. Based on SEC regulations, the “Audit Committee Report” and the Compensation Committee Procedures, Interlocks and Insider Participation” specifically are not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

Householding of Proxy Statements

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may “household” our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker and our Secretary in writing at 25 Sawyer Passway, Fitchburg, MA 01420 or by telephone at (978) 345-5000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

Other Proposed Action

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

                                                                By Order of the Board of Directors,
                                                                ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

                                                                /s/ E. P. Marinos_________
                                                                    E. P. Marinos
                                                                    Secretary

Fitchburg, Massachusetts
April 11, 2007

APPENDIX I

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
This proxy is solicited by the Board of Directors
for the Annual Meeting of Stockholders to be held on
May 11, 2007

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 11, 2007, and hereby appoints Judy Lucier and David Garrison, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of Arrhythmia Research Technology, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at Chocksett Inn, 59 Laurelwood Road, Sterling, Massachusetts, on Friday, May 11, 2007 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1.	Election of Class III Director (3 year term) Nominee:Dr. Paul F. Walter

☐ VOTE FOR  or       ☐   VOTE WITHHELD

2.	To approve the amendment of the Arrhythmia Research Technology, Inc. 2001 Stock Option Plan to increase the number of shares of common stock available by 200,000 shares.

☐ VOTE FOR                ☐   VOTE WITHHELD             ☐  ABSTAIN

3.	To ratify the appointment of Carlin, Charron & Rosen LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

☐ VOTE FOR                ☐   VOTE WITHHELD             ☐  ABSTAIN

4.    Other Matters
       In their discretion, to vote with respect to any other matters that may come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

The board of directors recommends a vote FOR the nominee and proposals above and if no specification is made, the shares will be voted for such nominee and proposals.

PLEASE SIGN AND DATE.
Dated _______________________ , 2007
Signature
Printed Name
Signature
Printed Name
(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

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